--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 30, 1997

Dear Trust Shareholder:

      Domestic bond investors have experienced higher interest rates in the face of a resilient stock market and stronger economic growth over the past six months. However, as a pre-emptive strike at inflation, the Federal Reserve raised the Federal funds target rate one-quarter of a point at their March policy meeting.

      BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, strong consumer confidence and robust industrial activity suggest that the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. While we believe that one or two additional interest rate increases by the Fed may still be necessary to temper economic growth, it does not appear that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and review the major themes that have occurred in the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,


/s/ Laurence D. Fink                                  /s/ Ralph L. Schlosstein
--------------------                                  ------------------------
Laurence D. Fink                                      Ralph L. Schlosstein
Chairman                                              President

                                                                    May 30, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Income Trust Inc. ("the Trust") for the six months ended April 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac, or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard &Poor's or "Aaa" Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard &Poor's or "Aa"by Moody's at the time of purchase.

      The table below summarizes the performance of the Trust's stock price and NAVover the period:

-------------------------------------------------------------------------------------------------------
                                      4/30/97      10/31/96        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------
  STOCK PRICE                          $6.50         $6.25          4.0%          $6.625        $6.25
-------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                $7.64         $7.61          0.39%         $7.67         $7.50
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE           6.71%         6.36%          +35pb          6.97%         6.04%
-------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise for the majority of the six month period between November 1, 1996 and April 30, 1997. After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's mention of "irrational exuberance" in the financial markets. Data indicating continued economic strength characterized the first four months of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. For example, over 700,000 new jobs were created in the first quarter.

      Therefore, although inflation was largely nonexistent, the combination of a robust economy, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (1/4%) at their March 25th monetary policy meeting to subdue this growth and pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

      For the six month period, the yield of the 10-year Treasury note rose 0.37% to end April 1997 at 6.71%. However, the 10-year's yield reached a high of 6.98% in mid-April before falling the last two weeks of the month as the likelihood decreased for another interest rate hike by the Federal Reserve at their May meeting.

      Over the six month period, spread product (bonds that offer yield spreads over Treasuries) outperformed Treasuries. In particular, the market for mortgage-backed securities ("MBS") posted good relative performance primarily due to low interest rate volatility and subdued refinancing concerns. Over the period, the MBSmarket as measured by the Lehman Mortgage Index returned 2.63% versus the Treasury market's return (measured by the Merrill Lynch 7-10 year Treasury Index) of 0.76%. The Trust's total return performance of 4.15% over the six month period underscored the significant outperformance of mortgages versus the broader bond market.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1996 asset composition.


--------------------------------------------------------------------------------
COMPOSITION                                   APRIL 30, 1997    OCTOBER 31, 1996
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                 23%              17%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages        21%              16%
--------------------------------------------------------------------------------
FHA Project Loans                                   12%              14%
--------------------------------------------------------------------------------
U.S. Government Securities                          12%              14%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                               9%              11%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs     8%               7%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         7%              14%
--------------------------------------------------------------------------------
Asset-Backed Securities                              4%               3%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                3%               3%
--------------------------------------------------------------------------------
CMO Residuals                                        1%               1%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert Kapito                          /s/ Michael P. Lustig
-----------------------------------        ------------------------------------
Robert Kapito                              Michael P. Lustig
Vice Chairman and Portfolio Manager        Principal and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                          BKT
--------------------------------------------------------------------------------
   Initial Offering Date:                                 July 22, 1988
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/97:                         $6.50
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/97:                             $7.64
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/97 ($6.50)1:       8.65%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                 $0.046875
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:              $0.56250
--------------------------------------------------------------------------------



-------------
1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
S&P/    PRINCIPAL
MOODY'S  AMOUNT                                                  VALUE
RATING*   (000)       DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

               LONG-TERM INVESTMENTS--144.8%
               MORTGAGE PASS-THROUGHS--30.8%
               Federal Home Loan Mortgage
                 Corporation,
      $  496     6.50%, 4/01/26 ..........................    $  511,344
         122     7.00%, 8/01/26 - 12/01/26 ...............       118,849
       5,910+    7.50%, 7/01/07 - 2/01/23 ................     5,943,866
       1,335++   8.00%, 11/01/15 .........................     1,377,915
       2,370++   8.50%, 3/01/06 - 3/01/08, 15 year .......     2,460,746
         857     8.50%, 6/01/11 ..........................       884,940
       4,024     9.00%, 9/01/20 ..........................     4,283,249
               Federal Housing Administration,
       1,904     Altercare Bucyrus, 8.25%, 6/25/34 .......     1,953,254
       2,318     Beachwood Manor, 8.25%, 10/01/34 ........     2,378,182
       4,275     Brookville, 7.50%, 8/01/28 ..............     4,195,745
       3,738     Country Estates, 8.375%, 1/01/35 ........     3,833,970
       1,512     Elkton Care Center, 7.30%, 6/01/35 ......     1,460,423
                 GMAC,
       6,280      Series 33, 7.43%, 9/01/21 ..............     6,306,481
       2,177      Series 46, 7.43%, 1/01/22 ..............     2,183,227
         900      Series 48, 7.43%, 6/01/22 ..............       902,564
         498      Series 51, 7.43%, 2/01/23 ..............       499,837
       7,875      Series 56, 7.43%, 11/01/22 .............     7,900,809
       1,276     Merrill,
                  Series 54, 7.43%, 5/15/23 ..............     1,278,084
       1,408      Series 95, 7.43%, 3/01/22 ..............     1,411,616
       1,255     Middlesex, 8.625%, 9/01/34 ..............     1,308,158
       1,680     Overlook Green South, 7.50%, 9/01/34 ....     1,690,419
       4,726     Parkside, 7.30%, 2/01/13 ................     4,655,598
       1,909     Providence Apartments,
                  7.25%, 12/01/34 ........................     1,836,358
                 Reilly,
       1,122      Series 41, 8.28%, 3/01/20 ..............     1,163,216
       2,333     Retreat at Windmere, 7.375%, 11/01/34 ...     2,267,100
       2,111     Rosewood, 7.875%, 12/01/34 ..............     2,123,128
       1,518     Senaca Hills, 8.525%, 8/01/34 ...........     1,575,893
       1,476     St. Camillus Nursing, 7.875%, 5/01/35 ...     1,485,189
       2,318     Summit Place, 7.90%, 11/01/34 ...........     2,335,348
       2,872     Tuttle Grove, 7.25%, 10/01/35 ...........     2,763,339
                 USGI,
       4,380      Polaris 982, 7.43%, 11/01/21 ...........     4,395,299
         931      Series 87, 7.43%, 12/01/22 .............       930,718
       4,991      Series 99, 7.43%, 10/01/23 .............     4,994,415
       2,772      Series 1003, 7.43%, 3/01/24 ............     2,659,526
       2,777      Series 6302, 7.43%, 12/01/21 ...........     2,785,382
       3,610     Waterford, 8.625%, 7/25/27 ..............     3,761,488
       1,413     Whitehall, 8.25%, 5/25/35 ...............     1,449,526
       7,099     Yorkville 6094, 7.43%, 6/01/21 ..........     7,120,360
               Federal National Mortgage Association,
       2,500     Series 1994-M1, Class B,
                 6.50%, 10/25/03, Multifamily ............     2,430,469
       1,581+    7.00%, 11/01/08 .........................     1,582,242
       5,803+    7.50%, 11/01/14 - 9/01/23 ...............     5,815,003
         993++   7.785%, 1/01/01, 7 year Multifamily .....     1,018,777
       6,647@+ + 8.00%, 5/01/08 - 5/01/22 ................     6,789,020
         731     9.317%, 6/01/19, 10 year Multifamily ....       788,881
         593+    9.484%, 7/01/19, Multifamily ............       641,539
       1,455+    9.497%, 6/01/24, Multifamily ............     1,580,451
         231     9.50%, 1/01/19 - 6/01/20 ................       249,000
         779     9.732%, 7/01/19, 10 year Multifamily ....       853,179
               Government National
                 Mortgage Association,
       2,865     6.00%, 3/15/09 - 4/15/09, 15 year .......     2,734,276
         670     7.00%, 10/15/17 .........................       647,965
      20,518+    7.50%, 8/15/21 - 12/15/23 ...............    20,342,778
          61     8.50%, 5/15/01 - 2/15/17 ................        63,323
       1,140     9.00%, 6/15/18 - 9/15/21 ................     1,195,715
          14     9.50%, 7/15/16 ..........................        14,576
                                                            ------------
                                                             147,932,755
                                                            ------------

               MULTIPLE CLASS MORTGAGE
               Pass-Throughs--52.4%
AAA    2,100   Citicorp Mortgage Securities Inc.,
                 Series 1994-9, Class A4, 6/25/09 ........     1,910,538
AAA      961   Collateralized Mortgage Obligation
                 Trust 13, Class Q,
                  1/20/03 ................................     1,047,360
AAA   24,798++ Community Program Loan Trust,
                 Series 1987-A, Class A-4,
                  10/01/18 ...............................    21,031,813
               CWMBS Incorporated, Mortgage
                 Certificate
AAA    3,394     Series 1993-10, Class A-8,
                  1/25/24 ................................     2,711,621
AAA    6,202     Series 1994-9, Class A-16,
                  5/25/24 ................................     4,372,068
AAA    8,598   G.E. Capital Mortgage Services
                 Incorporated, Remic Certificate 94-7
                 Class A-17, 2/25/09 .....................     6,469,940
               Federal Home Loan Mortgage
                 Corporation, Multiclass Mortgage
                 Participation Certificate,
      27,426++   Series G-13, Class 13-PP,
                  5/25/21 (I) ............................     8,304,996
       3,077     Series G24, Class G24-SG,
                  11/25/23 (ARM) .........................     2,116,213
       7,670+    Series 120, Class 120-H,
                  2/15/21 ................................     7,976,403
       5,538     Series 1238, Class 1238-J,
                  1/15/07 ................................     1,276,561
         764     Series 1347, Class 1347-HC,
                  12/15/21 ...............................       583,261

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
S&P/    PRINCIPAL
MOODY'S  AMOUNT                                                  VALUE
RATING*   (000)       DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

               MULTIPLE CLASS MORTGAGE
               PASS-THROUGHS (CONTINUED)
     $ 1,000     Series 1388, Class 1388-H,
                  6/15/07 ..................................  $  819,940
       1,034     Series 1508, Class 1508-OC,
                  5/15/23 (ARM) ............................     686,479
       2,000     Series 1523, Class 1523-SA,
                  6/15/23 (ARM) ............................   1,319,460
       2,000     Series 1526, Class 1526-SA,
                  6/15/23 (ARM) ............................   1,315,625
       4,152     Series 1530, Class 1530-OA,
                  6/15/23 (ARM) ............................   2,546,958
       2,325     Series 1534, Class 1534-NE,
                  6/15/23 (ARM) ............................   2,098,190
       1,093     Series 1541, Class 1541-T,
                  7/15/23 ..................................     876,782
       3,145     Series 1559, Class 1559-WA,
                  7/15/22 ..................................   2,932,283
      12,305++   Series 1584, Class 1584-FB,
                  9/15/23 (ARM) ............................  12,735,902
       1,804     Series 1596, Class 1596-SB,
                  12/15/12 (ARM) ...........................   1,314,575
       2,356     Series 1609, Class 1609-LE,
                  11/15/23 (ARM) ...........................   1,645,674
       1,052     Series 1609, Class 1609-KA,
                  11/15/23 (ARM) ...........................   1,000,104
       5,050     Series 1619, Class 1619-SC,
                  11/15/23 (ARM) ...........................   3,964,153
      14,289++   Series 1620, Class 1620-S,
                  11/15/23 (ARM) ...........................   9,760,976
       6,387+    Series 1621, Class 1621-SB,
                  10/15/21 (ARM) ...........................   4,980,713
       5,038     Series 1627, Class 1627-SC,
                  12/15/23 (ARM) ...........................   2,449,544
       6,543++   Series 1627, Class 1627-S,
                  12/15/23 (ARM) ...........................   3,857,687
       3,084     Series 1629, Class 1629-OD,
                  12/15/23 (ARM) ...........................   1,564,984
       4,805     Series 1633, Class 1633-SB,
                  6/15/23 (ARM) ............................   3,748,083
       4,000     Series 1637, Class 1637-TA,
                  7/15/23 (ARM) ............................   2,887,320
       5,499++   Series 1673, Class 1673-SC,
                  10/15/22 (ARM) ...........................   4,055,296
         704     Series 1686, Class 1686-A,
                  2/15/24 ..................................     587,664
       4,520     Series 1686, Class 1686-SB,
                  2/15/24 (ARM) ............................   2,960,804
       3,799+    Series 1710, Class 1710-GF,
                  4/15/24 (ARM) ............................   3,652,936
      75,000     Series 1914, Class 1914-PC,
                  12/15/11 (I) .............................   2,167,969
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       4,201     Trust 1988-16, Class16-B,
                  6/25/18 ..................................   4,425,252
       1,639++   Trust 1990-12, Class 12-G,
                  2/25/20 ..................................   1,391,118
      17,019     Trust 1991-G15, Class 15-S,
                  6/25/21 (ARM) ............................   3,488,989
       3,069     Trust 1991-38, Class 38-F,
                  4/25/21 (ARM) ............................   3,214,149
       2,597@@   Trust 1991-38, Class 38-SA,
                  4/25/21 (ARM) ............................   2,588,551
       3,207     Trust 1991-87, Class 87-S,
                  8/25/21 (ARM) ............................   3,152,692
       1,576     TRUST G1992-12, CLASS 12- C,
                  2/25/22 (I) ..............................     545,936
       7,770     Trust 1992-187, Class 187-JA,
                  10/25/06 (I) .............................     726,452
       6,000+    Trust 1992-200, Class 200-K,
                  4/25/22 (ARM) ............................   5,919,000
         768     Trust G1993-27, Class 27-SB,
                  8/25/23 (ARM) ............................     460,222
       1,504     Trust 1993-50, Class 50-SH,
                  1/25/23 (ARM) ............................   1,220,757
       2,575     Trust 1993-53, Class 53-M,
                  4/25/23 ..................................   2,145,717
       2,573     Trust 1993-54, Class 54-SD,
                  4/25/23 (ARM) ............................   1,977,923
       2,137     Trust 1993-82, Class 82-SB,
                  5/25/23 (ARM) ............................   1,172,783
       3,105     Trust 1993-87, Class 87-L,
                  6/25/23 ..................................   2,976,388
         864     Trust 1993-97, Class 97-SA,
                  5/25/23 ..................................     736,867
       1,034     Trust 1993-116, Class 116-SB,
                  7/25/23 (ARM) ............................     710,905
       3,765++   Trust 1993-119, Class 119-SH,
                  7/25/23 (ARM) ............................   2,549,055
       2,000     Trust 1993-120, Class 120-SN,
                  7/25/23 (ARM) ............................   1,198,860
       2,793     Trust 1993-139, Class 139-SJ,
                  8/25/23 (ARM) ............................   1,546,410
         790     Trust 1993-167, Class 167-SA,
                  9/25/23 (ARM) ............................     727,364
       6,000     Trust 1993-169, Class 169-SC,
                  3/25/23 (ARM) ............................   3,737,100
       2,631     Trust 1993-178, Class 178-A,
                  9/25/23 ..................................   2,318,674
       8,464++   Trust 1993-178, Class 178-SA,
                  9/25/23 (ARM) ............................   5,099,704
       1,346++   Trust 1993-179, Class 179-VC,
                  10/25/21 (ARM) ...........................     810,926
       2,783     Trust 1993-183, Class 183-SE,
                  10/25/23 (ARM) ...........................   1,931,014
       3,314     Trust 1993-187, Class 187-S,
                  9/25/23 (ARM) ............................   2,198,437
       5,494     Trust 1993-202, Class 202-VS,
                  2/25/23 (ARM) ............................   5,238,024
       1,749     Trust 1993-223, Class 223-SJ,
                  8/25/08 (ARM) ............................   1,591,210
       1,000     Trust 1993-223, Class 223-SJ,
                  12/25/23 (ARM) ...........................     602,460

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
S&P/    PRINCIPAL
MOODY'S  AMOUNT                                                  VALUE
RATING*   (000)       DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

   $   1,988     Trust 1993-224, Class 224-S,
                  11/25/23 (ARM) ...........................$  1,217,297
       1,908     Trust 1993-224, Class 224-SH,
                  11/25/23 (ARM) ...........................   1,243,155
       5,643     Trust 1993-248, Class 248-FB,
                  9/25/23 (ARM) ............................   5,022,704
       1,401     Trust 1993-256, CLASS 256-F,
                  11/25/23 (ARM) ...........................   1,173,589
      19,135++   Trust G1994-6, Class 6-PK,
                  11/17/22 (I) .............................   3,110,949
       3,777     Trust 1994-14, Class 14-S,
                  10/25/23 (ARM) ...........................   1,793,942
       3,012     Trust 1994-19, Class 19-SB,
                  1/25/24 (ARM) ............................   1,218,538
         387     Trust 1994-27, Class 27-SE,
                  3/25/23 (ARM) ............................     367,672
       5,294     Trust 1994-29, Class 29-SD,
                  7/25/23 (ARM) ............................   2,997,847
      10,623     Trust 1994-59, Class 59-SB,
                  3/25/24 (ARM) ............................   5,152,374
      14,300+    Trust 1996-14, Class 14-AB,
                  8/25/23 (P) ..............................   4,222,969
       6,797     Trust 1996-14, Class 14-M,
                  10/25/21 .................................   5,410,067
      16,000     Trust 1997-30, Class 30-I,
                  1/25/23 (I) ..............................   4,940,000
               Prudential Home Mortgage Securities Co.,
                 Mortgage Pass-Through Certificates,
Aaa      743     Series 1993-43, Class A-16,
                  10/25/23 (ARM) ...........................     563,675
Aaa    2,500     Series 1993-48, Class A-8,
                  12/25/08 (ARM) ...........................   1,800,000
AAA      355   Resolution Trust Corporation,
                 Mortgage Pass-Through Certificates,
                 Series 1992-2, Class B-3, 11/25/21 ........     356,419
AAA   10,542   Salomon Capital Access Corporation,
                 Collateralized Mortgage Obligations,
                 Series 1986-1, Class C, 9/01/15 ...........  10,739,400
                                                             -----------
                                                             251,464,411
                                                             -----------

               COMMERCIAL MORTGAGE-BACKED
               SECURITIES -- 3.7%
AAA  140,000   KPAC, Series 1994-C1,
                 Zero Coupon, 2/01/01 ......................       1,400
AAA    6,000   ML Mortgage Investments,
                 Series 1996-C1, Class A-3,
                 4/25/28 ...................................   6,024,781
AAA   10,250   NYC Mortgage Loan Trust,
                 Series 1996, Class A-2, 144A,
                  6.75%, 6/25/11 ...........................   9,681,445
 AA    2,000   PaineWebber Mortgage Acceptance
                 Corporation IV,
                 Series 1995-M1, Class B,
                  6.95%, 1/15/07 ...........................   1,985,000
                                                             -----------
                                                              17,692,626
                                                             -----------
               ASSET-BACKED SECURITIES -- 5.6%
               Chase Manhattan Grantor Trust,
AAA  $ 8,788@    Series 1996-Class A, Automobile
                  Loan Pass-Through,
                  5.20%, 2/15/02 ...........................   8,681,237
AAA    7,661     Series 2002-96B, Class A, 6.61%,
                  9/15/02 ..................................   7,679,665
AAA   10,000   First USA Credit Card Master Trust,
                 Series 1994-6,
                  Class A, 5.82%, 10/15/03 .................  10,100,000
                                                             -----------
                                                              26,460,902
                                                             -----------


               STRIPPED MORTGAGE-BACKED
               SECURITIES -- 33.5%
Aaa    1,040   Chase Mortgage Finance Corporation,
                 Mortgage Pass-Through Certificates,
                 Series 1994-A, Class AP,
                  1/25/10 (P/O) ............................     762,161
               Collateralized Mortgage Obligation,
AAA    1,252     Trust 36, Class A, 10/25/17 (P/O) .........     929,980
AAA    1,343     Trust 29, Class A, 5/23/17 (P/O) ..........     998,259
               DBL, Collateralized Mortgage Obligation,
AAA      497     Trust K, Class K-1, 9/23/17 (P/O) .........     423,541
AAA    5,127     Trust V, Class V-1, 9/01/18 (P/O) .........   3,764,946
               Federal Home Loan Mortgage
                 Corporation,
       2,319     Series 1003, Class 1003-O,
                  10/15/20 (I/O) ...........................     788,390
      31,223     Series 1353, Class 1353-S,
                  8/15/07 (I/O) ............................   3,590,661
      24,803+    Series 1366, Class 1366-KA,
                  9/15/07 (I/O) ............................   8,137,741
         673     Series 1418, Class 1418-M,
                  11/15/22 (P/O) ...........................     221,297
       1,652     Series 1473, Class 1473-JA,
                  2/15/05 (I/O) ............................     119,546
      19,685     Series 1632, Class 1632-S,
                  4/15/23 (I/O) ............................     676,754
       9,461++   Series 1690, Class 1690-B,
                  11/15/23 (P/O) ...........................   3,459,107
       8,067     Series 1801, Class 1801-SB,
                  8/15/23 (I/O) ............................   1,096,588
      32,000     Series 1809, Class 1809-SC,
                  12/15/23 (I/O) ...........................   3,220,000
      14,069+    SERIES 1828, CLASS 1828-A,
                  5/15/24 (P/O) ............................   6,990,509
       8,995+    Series 1857, Class 1857-PB
                  12/15/08 (P/O) ...........................   7,004,564
       4,828     Series 1917, Class 1917-AS,
                  5/15/08 (I/O) ............................   1,060,234
      41,104     Series 1930, Class 1930-SM,
                  9/15/23 (I/O) ............................     603,712
      17,938     Series 1946, Class 1946-SG,
                  3/15/24 (I/O) ............................   2,253,506

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
S&P/    PRINCIPAL
MOODY'S  AMOUNT                                                  VALUE
RATING*   (000)       DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

               Federal National Mortgage Association,
     $ 4,716     Trust A, Class A-2,
                  8/01/10 (I/O) ............................   $ 966,919
       1,250     Trust G50, Class 50-G,
                  12/25/21 (I/O) ...........................     615,774
       7,659     Trust 225, Class 1,
                  2/01/23 (P/O) ............................   5,595,550
      31,158++   Trust G-233, Class 2,
                  8/01/23 (I/O) ............................  10,851,827
      13,850     Trust 267, Class 1,
                  10/01/24 (P/O) ...........................   9,579,604
      11,063     Trust 274, Class 1,
                  10/01/25 (P/O) ...........................   7,692,011
       4,854     Trust G1992-34, Class 34-A,
                  4/25/22 (I/O) ............................   1,475,992
       3,423     Trust 1992-43,Class 43-E,
                  10/25/05 (I/O) ...........................     511,053
      23,290     Trust G1992-60, Class 60-SB,
                  10/25/22 (I/O) ...........................     902,953
      11,616     Trust 1992-68, Class 68-K,
                  11/25/21 (I/O) ...........................   1,543,098
      43,735     Trust 1992-216, Class 216-S,
                  12/25/22 (I/O) ...........................   4,155,238
      72,112     Trust 1993-2, Class 2-KB,
                  5/25/23 (I/O) ............................   6,895,687
       1,428     Trust 1993-82, Class 82-SC,
                  1/25/23 (P/O) ............................     392,838
       7,152++   Trust 1993-159, Class 159-C,
                  7/25/23 (P/O) ............................   3,432,883
      14,836++   Trust 1993-213, Class 213-H,
                  9/25/23 (P/O) ............................  11,506,736
       5,195     Trust 1994-16, Class 16-E,
                  11/25/23 (P/O) ...........................   2,883,455
       4,956     Trust 1994-57, Class 57-C,
                  1/25/24 (P/O) ............................   3,542,126
      22,697+    TRUST 1994-61, CLASS 61-DB,
                  3/25/24 (P/O) ............................  14,258,733
      23,000     Trust 1994-77, Class 77-SB,
                  4/25/24 (I/O) ............................   2,077,187
     141,363+    Trust 1996-14, Class 14-PE,
                  10/25/03 (I/O) ...........................   4,417,594
       9,963     Trust 1996-38, Class 38-E,
                  8/25/23 (P/O) ............................   3,873,117
       2,302     Trust 1996-56, Class 56-E,
                  4/25/23 (P/O) ............................   1,238,901
       4,200     Trust 1996-66, Class 66-AB,
                  1/25/24 (P/O) ............................   2,562,000
      12,371     Trust 1996-68, Class 68-SC,
                  1/25/24 (I/O) ............................   1,302,809
      80,441     Trust 1997-1, Class 1-S,
                  2/18/04 (I/O) ............................   2,790,306
     115,620     Trust 1997-37, Class 37-SE,
                  11/3/23 (I/O) ............................   4,010,555
AAA    1,393   First Boston Mortgage Securities
                 Corporation, Series 1987-C,
                  Class Z, 4/25/17 (I/O) ...................     515,732
               Housing Security Incorporated,
AAA      452     Series 1992-EB, Class B-8,
                  9/25/22 (P/O) ............................     262,061
AA       637     Series 1993-D, Class D-8,
                  6/25/23 (P/O) ............................     368,926
               Kidder Peabody Acceptance Corporation,
AAA    1,794     Series 87, Class B-2,
                  4/22/18 (I/O) ............................     487,526
AAA    1,794     Series B, Class B-1,
                  4/22/18 (P/O) ............................   1,366,878
AAA      477   Prudential Securities, Inc. Collateralized
                 Mortgage Obligation, Trust 15,
                  Class 1G, 5/20/21 (I/O) ..................     600,954
AAA    5,306   Structured Asset Securities Corporation,
                 Series 1991-2, Class GA,
                  12/20/21 (I/O) ...........................   1,386,870
AAA      987   Structured Mortgage Asset Trust,
                 Series 1993-3C, Class CX,
                  4/25/24 (P/O) ............................     568,339
                                                             -----------
                                                             160,833,728
                                                             -----------


               U.S. GOVERNMENT SECURITIES--17.3%
               Small Business Administration,
       4,274     Series 1995, 10-C,
                  7.35%, 8/01/05 ...........................   4,260,947
       4,689     Series 1996, 20-E,
                  7.60%, 5/01/16 ...........................   4,763,805
       3,939     Series 1996, 20-F,
                  7.55%, 6/01/16 ...........................   3,990,066
       3,944     Series 1996, 20-H,
                  7.25%, 8/01/16 ...........................   3,934,784
       7,000     Series 1996, 20-K,
                  6.95%, 11/01/16 ..........................   6,888,398
       4,240     Series 1996, 20-G,
                  7.70%, 7/01/16 ...........................   4,328,489
       3,000     Series 1997, 20-C,
                  7.15%, 3/01/17 ...........................   2,994,688
      52,891++ United States Treasury Notes,
                  3.375%, 1/15/07 (TIPS) ...................  52,048,030
                                                              ----------
                                                              83,209,207
                                                              ----------

               CMO RESIDUALS***--1.5%
AAA    5,435   American Housing Trust III, Senior
                 Mortgage Pass-Through Certificates,
                 Series 1, Class 4, (REMIC)**, 3/25/19 .....     845,915
AAA      353   American Housing Trust VII, Senior
                 Mortgage Pass-Through Certificates,
                 Series A, Class R, (REMIC), 11/25/20 ......   2,142,250
AAA       25   Collateralized Mortgage Obligation,
                 Trust 13**, 1/20/03 .......................     541,360
AAA        4   Collateralized Mortgage Securities
                 Corporation, Series 1990-3,
                 Class 3-R, (REMIC), 5/25/20 ...............     271,242

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
S&P/    PRINCIPAL
MOODY'S  AMOUNT                                                  VALUE
RATING*   (000)       DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

AAA     $ 45   FBC Mortgage Securities Trust 16,
                 Variable Rate Collateralized Mortgage
                 Obligation, Series A**, 7/01/17 .........     $ 713,570
AAA    3,115   FBC Mortgage Securities Trust 19,
                 Variable Rate Collateralized Mortgage
                 Obligation, Series A**, 10/20/18 ........       221,900
AAA    7,310   ML Collateralized Mortgage Obligations,
                 Trust V#, 3/20/18 .......................     2,017,836
AAA       10   P-B Collateralized Mortgage Obligation,
                 Trust 8, Class 8-H, (REMIC)**, 3/01/19 ..       197,500
AAA       43   PaineWebber, Collateralized Mortgage
                 Obligation, Series N, Class 7
                 (REMIC), 1/01/19 ........................       308,360
                                                              ----------
                                                               7,259,933
                                                              ----------

               Total Long-Term Investments
               (cost $705,011,236) .......................   694,853,562
                                                             -----------

               SHORT-TERM INVESTMENTS--1.7%
               REPURCHASE AGREEMENT--1.4%
       6,955   State Street Bank & Trust
                 Repo, 5.15%, dated 4/30/97,
                 due 5/1/97 in the amount of
                 $6,955,995 (cost 6,955,000
                 collateralized by $7,025,000
                 U.S. Treasury Note, 5.75% due
                 12/31/98 value including
                 accrued interest $7,306,000) .............    6,955,000

  CONTRACTS #
               PUT OPTIONS PURCHASED--0.3%
          25   U.S. Treasury Note, 6.25% 1/31/02
                 @ 100.375 expiring 6/17/97 ...............      437,500
          50   Interest Rate Swap,
                 3 month Libor minus 8.5%, 6/15/11
                 expiring 6/13/01 .........................    1,030,445
                                                              ----------
               Total Put options purchased
                 (cost $1,335,234) ........................    1,467,945
                                                              ----------
               Total short-term investments
                 (cost $8,290,234) ........................    8,422,945
                                                              ----------
               Total investments before
                 investment sold short--146.5%
                  (cost $713,301,470) .....................  703,276,507

               INVESTMENT SOLD SHORT--(0.2%)
     (1,000)   United States Treasury Bonds,
                 6.625% 2/15/27
                 (proceeds $937,841) ......................     (959,530)
                                                             -----------
               Total investments, net of
               short sales--146.3%
                 (cost $711,268,630) ......................  702,316,977
               Liabilities in excess of other--
               assets--(46.3%) ............................ (222,312,735)
                                                            ------------

                           NET ASSETS--100% ............... $480,004,242
                                                            ============

-------------
     * Using the higher of Standard & Poor's or Moody's rating.
    ** Private placements restricted as to resale.
   *** Illiquid securities representing 1.0% of portfolio assets.
     + $106,376,195 (Partial) principal amount pledged as collateral for reverse repurchase agreements.
    ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
     @ $9,256,109 (Partial) principal amount pledged as collateral for futures transactions.
    @@ Entire principal amount pledged as collateral for futures transactions.
     # One Contract equals 100,000 face value.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
       ARM   --  Adjustable Rate Mortgage.
       CMO   --  Collateralized Mortgage Obligation.
       I     --  Denotes a CMOwith Interest only characteristics
       I/O   --  Interest only.
       P     --  Denotes a CMO with Principal only characteristics.
       P/O   --  Principal only.
       REMIC --  Real Estate Mortgage Investment Conduit.
       TIPS  --  Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $713,301,470) (Note 1) ...........   $703,276,507
Receivable for investments sold ..............................     27,492,146
Interest receivable ..........................................      6,524,557
Deposit with brokers as collateral for investments
  sold short (Note 1) ........................................        963,750
                                                                 ------------
                                                                  738,256,960
                                                                 ------------


LIABILITIES
Bank overdraft ...............................................         47,194
Reverse repurchase agreements (Note 4) .......................    226,780,750
Payable for investments purchased ............................     26,714,964
Unrealized depreciation on interest rate caps
  (Notes 1 & 3) ..............................................      1,255,172
Investment sold short at value
  (proceeds $937,841) (Note 1) ...............................        959,530
Due to broker-variation margin ...............................        510,165
Advisory fee payable (Note 2) ................................        254,246
Dividends payable ............................................        239,552
Unrealized depreciation on interest rate swaps
  (Note 1) ...................................................        382,324
Administration fee payable (Note 2) ..........................         78,230
Interest payable .............................................         13,726
Other accrued expenses .......................................      1,016,865
                                                                 ------------
                                                                  258,252,718
                                                                 ------------
NET ASSETS ...................................................   $480,004,242
                                                                 ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................     $  628,499
  Paid-in capital in excess of par ...........................    563,355,769
                                                                 ------------
                                                                  563,984,268
  Distributions in excess of net investment income ...........     (1,183,884)
  Accumulated net realized losses ............................    (69,830,998)
  Net unrealized depreciation ................................    (12,965,144)
                                                                 ------------
  Net assets, April 30, 1997 .................................   $480,004,242
                                                                 ============
Net asset value per share:
  ($480,004,242 / 62,849,878 shares of
  common stock issued and outstanding) .......................          $7.64
                                                                        =====



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $7,065,805
  and interest expense of $5,473,405) ........................   $ 21,479,983
                                                                 ------------

Expenses
  Investment advisory ........................................      1,542,913
  Administration .............................................        474,743
  Reports to shareholders ....................................        147,000
  Transfer agent .............................................         68,000
  Custodian ..................................................         54,000
  Directors ..................................................         37,000
  Audit ......................................................         35,000
  Legal ......................................................         12,500
  Miscellaneous ..............................................         93,880
                                                                 ------------
    Total operating expenses .................................      2,465,036
                                                                 ------------
  Net investment income ......................................     19,014,947
                                                                 ------------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain
  Investments ................................................     12,848,531
  Futures ....................................................      4,552,841
  Options ....................................................        350,000
  Short sales ................................................      1,142,983
                                                                 ------------
                                                                   18,894,355
                                                                 ------------
Net change in unrealized appreciation/(depreciation)
  Investments ................................................    (22,945,676)
  Futures ....................................................      4,653,384
  Short sales ................................................        (21,689)
                                                                 ------------
                                                                  (18,313,981)
                                                                 ------------
  Net gain on investments ....................................        580,374
                                                                 ------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................   $ 19,595,321
                                                                 ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
  Interest received .........................................     $ 34,700,882
  Operating expenses paid ...................................       (1,980,258)
  Interest expense paid .....................................       (5,805,451)
  Purchase of short-term portfolio investments
    including options, net ..................................       (5,907,393)
  Purchase of long-term portfolio investments ...............     (945,414,620)
  Proceeds from disposition of long-term
    portfolio investments ...................................      910,465,806
  Variation margin on futures ...............................        8,999,588
                                                                --------------
  Net cash flows used for operating activities ..............       (4,941,446)
                                                                --------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .................       22,343,212
  Cash dividends paid .......................................      (17,704,346)
                                                                --------------
  Net cash provided by financing activities .................        4,638,866
                                                                --------------
Net decrease in cash ........................................         (302,580)
Cash at beginning of period .................................          255,386
                                                                --------------
Cash at end of period .......................................        $ (47,194)
                                                                ==============

RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH USED FOR
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ................................................     $ 19,595,321
                                                                --------------
Increase in investments .....................................      (37,382,730)
Decrease in interest receivable .............................          681,689
Increase in receivable for investments sold .................       (5,899,144)
Decrease in variation margin payable ........................         (206,637)
Net realized gains ..........................................      (18,894,355)
Increase in unrealized depreciation .........................       18,313,981
Increase in depreciation of forward swap ....................          382,324
Decrease in options .........................................         (322,666)
Increase in payable for investments sold short ..............          959,530
Increase in payable for investments purchased ...............       17,394,467
Decrease in interest payable ................................         (332,046)
Increase in deposits with brokers for
  investments sold short ....................................         (963,750)
Increase in depreciation of interest rate caps ..............        1,247,796
Increase in accrued expenses and other
  liabilities ...............................................          484,774
                                                                --------------
  Total adjustments .........................................      (24,536,767)
                                                                --------------
Net cash used for operating activities ......................     $ (4,941,446)
                                                                ==============




--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

                                             SIX MONTHS           YEAR
                                               ENDED              ENDED
                                           APRIL 30, 1997   OCTOBER 31, 1997
                                           --------------   ----------------
Operations:

  Net investment income ................... $ 19,014,947   $ 34,793,885

  Net realized gain (loss) on
    investments, futures,
    short sales and options ...............   18,894,355    (19,446,793)

  Net change in net unrealized
    appreciation/depreciation on
    investments, futures,
    and short sales .......................  (18,313,981)    18,753,681
                                             -----------    -----------

  Net increase in
    net assets resulting from
    operations ............................   19,595,321     34,100,773

Dividends from net investment
  income ..................................  (17,676,272)   (34,793,885)

Distributions in excess of net
  investment income .......................       --         (2,522,559)
                                             -----------    -----------


  Total increase (decrease) ...............    1,919,049     (3,215,671)



NET ASSETS

  Beginning of period .....................  478,085,193    481,300,864
                                             -----------    -----------

  End of period ........................... $480,004,242   $478,085,193
                                            ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------



                                                       SIX MONTHS                 YEAR ENDED OCTOBER 31,
                                                         ENDED        -------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     APRIL 30, 1997   1996      1995       1994        1993      1992
                                                      ------------    -----     -----      -----       -----     -----
Net asset value, beginning of period ................  $   7.61    $   7.66  $   7.25   $   8.75     $  8.90   $   9.43
                                                       --------    --------  --------   --------     --------  --------
  Net investment income (net of $.09, $.17,
    $.22, $.10, $.09 and $.09, respectively,
    of interest expense) ............................       .30         .55       .51        .73          .91       .74
  Net realized and unrealized gain (losses) on
    investments, short sales, futures and options ...       .01        (.01)      .65      (1.45)        (.21)     (.31)
                                                       --------    --------  --------   --------     --------  --------
Net increase (decrease) from investment operations ..       .31         .54      1.16      (.72)          .70       .43
                                                       --------    --------  --------   --------     --------  --------
Dividends from net investment income ................      (.28)       (.55)     (.66)      (.78)        (.85)     (.83)
Distributions in excess of net investment income ....        --        (.04)       --         --           --      (.05)
Return of capital distribution ......................        --          --      (.09)        --           --      (.08)
                                                       --------    --------  --------   --------     --------  --------
  Total dividends and distributions .................      (.28)       (.59)     (.75)      (.78)        (.85)     (.96)
                                                       --------    --------  --------   --------     --------  --------
Net asset value, end of period* .....................  $   7.64    $   7.61  $   7.66   $   7.25     $   8.75  $   8.90
                                                       ========    ========  ========   ========     ========  ========

Per share market value, end of period* ..............  $  6 1/2    $  6 1/4  $  7 1/4   $  6 3/8     $  8 3/8  $  9 1/8
                                                       ========    ========  ========   ========     ========  ========
TOTAL INVESTMENT RETURN+ ............................     8.60%      (5.36%)   26.50%    (15.31%)       1.01%     (.55%)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses# .................................     1.04%**     1.08%     1.08%      1.10%        1.03%     1.02%
Net investment income ...............................     8.03%**     7.36%     6.85%      9.21%       10.19%     7.85%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ...................  $477,592    $473,056  $466,449   $496,707     $558,530  $582,984
Portfolio turnover ..................................      127%        440%      267%       223%         121%      131%
Net assets, end of period (in thousands) ............  $480,004    $478,085  $481,301   $455,651     $549,755  $555,737
Reverse repurchase agreements outstanding,
  end of period (in thousands) ......................  $226,781    $204,438  $214,438   $109,286     $ 74,700  $168,150
Asset coverage++ ....................................   $ 3,117     $ 3,339   $ 3,244    $ 5,169      $ 8,360   $ 4,305

--------
   * NAV and market value are published in The Wall Street Journal each Monday.

  ** Annualized.

   # The ratios of operating expenses including interest expense to average net assets were 3.35%, 3.38%, 4.08%, 2.32%, 2.02%, and 1.97% for the periods indicated above, respectively.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.

  ++ Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING      The  BlackRock  Income  Trust  Inc.  (the  "Trust"),   a
POLICIES                Maryland  corporation,   is  a  diversified   closed-end
                        management  investment company. The investment objective
of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: A swap option is similar to an option on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received from writing options are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Written interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracs can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended April 30, 1997.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate.

Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time. Mortgage swaps combine the fixed/floating concept with an amortizing feature that is indexed to mortgage securities. Scheduled amortization and prepayments on the index pools reduce the notional amount.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust  has  an Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
"Adviser"), a wholly- owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO             Purchases   and  sales  of  SECURITIES  investment
                              securities, other than  short-term investments and
dollar rolls, for the six months ended April 30, 1997 aggregated $960,086,833 and $864,000,266, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At April 30, 1997, the Trust held 1% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.


     The federal income tax basis of the trust's investments at april 30, 1997 was $714,622,267 and, accordingly, net unrealized depreciation for federal income tax purposes was $11,345,760 (gross unrealized appreciation-$16,335,950; gross unrealized depreciation-$27,681,710).

     For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1996 of approximately $92,357,300 of which approximately $6,398,700 will expire in 1997, approximately $4,473,500 will expire in 1998, approximately $15,072,600 will expire in 2001, approximately $23,358,200 will expire in 2002, approximately $15,428,200 will expire in 2003 and $27,626,100 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   During the six months ended April 30, 1997, the Trust entered into financial futures contracts. Details of open contracts at April 30, 1997 are as follows:

                                 VALUE AT        VALUE AT           UNREALIZED
NUMBER OF         EXPIRATION     APRIL 30,         TRADE           APPRECIATION/
CONTRACTS   TYPE     DATE          1997             DATE          (DEPRECIATION)
--------- ------ -----------  -------------    -------------      --------------

     Short  positions:
 95   Eurodollar   Mar 1998  $22,208,625      $22,272,501          $ 63,876
528  10 yr. T-Note June 1997  56,479,500       56,035,064          (444,436)
801  30 yr. T-Note June 1997  87,534,282       86,329,670        (1,204,612)
200   Eurodollar   June 1997  46,899,000       46,998,000            99,000
185   Eurodollar   Sept 199  743,316,563       43,422,151           105,588
155   Eurodollar   Dec 199   736,222,500       36,322,088            99,588
                                                                -----------
                                                                ($1,280,996)
                                                                ===========

     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps are as follows:

NOTIONAL                                                          VALUE AT
 AMOUNT         FLOATING    FIXED    SETTLEMENT   TERMINATION     APRIL 30,      UNREALIZED
 (000)            RATE       RATE       DATE          DATE          1997         GAIN (LOSS)
 -----            ----       ----       ----          ----          ----         ------------
$50,000     3 month LIBOR   6.00%     2/19/97      2/19/02      $2,091,804       $  479,804
100,000     3 month LIBOR   6.50%      4/4/97       4/4/02       3,139,744         (450,256)
100,000     3 month LIBOR   7.00%     4/18/98      4/18/03       3,202,936         (257,064)
100,000     3 month LIBOR   7.25%     4/23/98      4/23/03       1,872,344       (1,027,656)
                                                                                 -----------
                                                                                ($1,255,172)
                                                                                 ===========

     Details of open interest rate swaps at April 30, 1997 are as follows:


     CURRENT
    NOTIONAL
     AMOUNT                     FIXED                            TERMINATION      UNREALIZED
     (000)        TYPE          RATE       FLOATING RATE             DATE        DEPRECIATION
   --------       ----          ----       -------------         -----------     ------------
$(20,000)     Interest Rate     7.50%     1 month LIBOR           04/25/02     $ (197,999)
  15,455      Forward Rate     7.235%     1 month LIBOR           06/15/11       (184,325)
                                                                                ----------
                                                                                ($382,324)
                                                                                ==========

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS:  The  Trust  enters
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the
repurchase  price,   including  accrued  interest,  of  the  reverse  repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately $199,418,000 at a weighted average interest rate of approximately 5.45%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $230,006,625 as of March 31, 1997, which was 31.1% of total assets.

     DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended April 30, 1997.

NOTE 5. CAPITAL               There  are  200  million shares  of $.01 par value
                              common stock authorized. Of the  62,849,878 shares
outstanding at April 30,1997, the Adviser owned 10,753 shares.


NOTE 6. DIVIDENDS             Since  April  30, 1997, the  Board of Directors of
                              the Trust  declared  dividends from  undistributed
earnings of $0.046875 per share payable May 30, 1997 to shareholders of record on May 15, 1997.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:
      (1)To elect three Directors as follows:

         DIRECTOR                                                        CLASS             TERM           EXPIRING
         -------                                                         -----             -----           -------
         Frank J.Fabozzi ........................................         II              3 years           2000
         Ralph L. Schlosstein ...................................         II              3 years           2000
         Walter F. Mondale ......................................         II              3 years           2000

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Laurence D. Fink, Richard E. Cavanagh, James Grosfeld and James Clayburn LaForce,Jr.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997.
Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
         Frank J. Fabozzi ......................................      46,138,743             0            1,129,778
         Ralph L.Schlosstein ...................................      46,184,901             0            1,083,620
         Walter F. Mondale .....................................      46,001,676             0            1,266,845
         Ratification of Deloitte & Touche LLP .................      46,209,011          496,004           563,506

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.

Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:

Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:

Collateralized Mortgage Obligations.

NET ASSET  VALUE  (NAV):

Net asset value is the total market value of all securities held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:

Mortgages for multi-family, low- to middle-income housing.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:

A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE   AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE
BACKED SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09




TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A

The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc. BMT 12/10




 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR
                      CONSULT WITH YOUR FINANCIAL ADVISOR.

                                       23

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK INCOME TRUST INC.
                 C/O PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[LOGO] Printed on recycled paper                                     09247F-10-0

================================================================================
The BlackRock
Income
Trust Inc.
================================================================================
Semi-Annual Report
April 30, 1997